================================================================================

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------


                             LAKE SHORE EQUITY FUND


                                  ANNUAL REPORT
                                December 31, 2000


      INVESTMENT ADVISER                              ADMINISTRATOR
      ------------------                              -------------
  LAKE SHORE FUND GROUP, LLC                   INTEGRATED FUND SERVICES, INC.
     8280 Montgomery Road                          221 East Fourth Street
          Suite 302                                     Suite 300
    Cincinnati, Ohio 45236                        Cincinnati, Ohio 45202
        1.513.794.1440                                1.800.266.9532

================================================================================

Dear Fellow Shareholders,

Last year was the most difficult year that we have ever encountered. As you know, we use a quantitative approach to portfolio management, and the technical indicators that we utilize to dictate our overall exposure to the market did not signal us to reduce our commitment to equities as they had in the second half of 1997 through the sharp decline into the October 1998 bottom in the stock market.

We have traditionally relied on the S&P 500 Index to gauge the momentum of "the market," and in the first quarter of last year the S&P 500 did not rise above the upper boundaries of the historical parameters that have defined a higher level of vulnerability for stock prices. The Over-the-Counter (OTC) market, however, did reach extremely high levels and this translated into the larger drop in this index, and technology stocks in general.

The Over-the-Counter market has only been in existence for thirty years, and only in the last several years has it been such a significant index. In reviewing the momentum measures for the OTC market we found that they did not provide distinct parameters that corresponded with the S&P 500 or could be used on their own to determine a period of higher or lower risk. Nonetheless, the extraordinarily high levels on the momentum measures that were reached in March of last year were indicative of greater risk. At the same time, the Federal Reserve, fearing a rise in the rate of inflation, was reducing the overall liquidity available to the economy. For instance, the monetary base, which is a broad measure of money available in the economic system, declined on a year-over-year basis late last year for the first time since the 1950's.

With the OTC market declining significantly last year while the New York Stock Exchange held up fairly well, a two-tier stock market evolved. This dichotomy in performance was caused by a two-tiered market in the fixed-income arena. With the Federal Government running a budget surplus, there was tremendous demand for Treasury securities. At the same time, yields on corporate bonds were rising, leading to a record spread between these two categories of bonds.

The combination of very high yields in the corporate bond market, less liquidity provided by the Federal Reserve, and a shrinking in capital available from the venture capital market, essentially created a credit crunch for many firms dealing in the high tech marketplace. Demand for their products did not diminish but the funding for purchasing their products was no longer available.

In his speech in early December of 2000, Alan Greenspan acknowledged that the Fed had created a very difficult environment, and encouraged banks to continue to lend to their credit-worthy borrowers, but that was not effective in alleviating the problem. The Fed abruptly changed course early this year with a surprise cut in interest rates, and by increasing the money supply at a very rapid pace. This will not have an immediate impact on economic growth, but should restore some sense of confidence in order to reduce or reverse the economic decline.

There have been periods in the past when our quantitative work was out of sync with the stock market, but never to the degree that it was last year. Part of the difficulty that we experienced last year in our momentum stock holdings resulted from the price rises that occurred in 1999. We have always utilized price trends over a 12-month period of time for ranking stocks. The significant price increases over this longer-term period made some stocks continue to appear attractive on our work but was too slow to pick up the rapid shift downward in what was one of the most volatile market years in history. This led to us holding onto some stocks as they reversed their uptrends and fell significantly. Without a negative signal from our market work, these conditions were not anticipated, but we have instituted changes to address these possibilities.

We have modified the weightings that we apply to month-end prices in order to place more emphasis on more recent prices. This change will allow us to pick up the shifts between different stocks on a more timely basis. Also, we have always made changes to the fund only on a quarterly basis, both from the stand-point of changing names within the fund, and re-balancing those stocks that have done exceedingly well or have lagged the market. We will not change this general approach because it has worked well over a long period of time. However, we will take action on individual names if they weaken significantly relative to the market. This will be handled through our ranking system and through a measure of a stock's individual performance. Stocks are currently ranked on a monthly basis, and if one of our momentum stock holdings falls into the bottom half of our stock rankings, one-half of the position will be sold. If the stock's individual technical picture weakens, then it will be eliminated from the fund. Proceeds of sales will be held in cash until the next quarterly period.

The value stocks that represent one-third of the fund also will be treated in a different fashion. These stocks have historically been reevaluated on an annual basis, and traditionally this has been an effective time period over which to gauge these stocks. Value stocks, by definition, are stocks that have not done well in the recent past and sell at more attractive valuation levels. What was unprecedented in 2000 was that two venerable companies like Xerox, a fund holding, and Eastman Kodak, not a fund holding, could become such vulnerable stocks. In a difficult market environment, stocks with favorable valuation characteristics normally perform well, but deteriorating fundamentals can outweigh these considerations.

Those stocks that are the most attractive from a valuation standpoint are also those that are probably the most hindered from an operational standpoint. In reviewing our rankings of value stocks, we see that those that show up as the best values do not always provide the highest probability of better stock performance. In order to address this shortcoming, we are adding an earnings' ranking and a relative performance ranking to our valuation ranking in order to screen for those companies that are showing a rapid deterioration in fundamentals or whose stock is significantly underperforming the market. This will be performed on a monthly basis.

With the interest rate cuts recently implemented by the Fed, the market should be restored to a more solid footing. However, as the market adjusts to a new set of economic circumstances, it will take a period of time before the leadership stocks will emerge. Over this time period there still may be a higher degree of turnover in our fund holdings than we have witnessed historically or than we would prefer, but we believe it will assure us of owning those stocks that will provide favorable market performance.

We are obviously not pleased with the performance of the fund during 2000, and the enhancements that we are implementing are intended to add a measure of risk containment in a very volatile market environment. At the same time, our processes have generated consistently favorable returns over a long period of time, and we do not want to eliminate the upside potential.

Sincerely,


Gregory J. Bauer, CFA
Chairman
Lake Shore Family of Funds

        Comparison of the Change in Value of a $10,000 Investment in the Lake Shore Equity Fund and the S&P 500 Index

                                [GRAPHIC OMITTED]

                                                   12/31/00
                                                   --------
                      Lake Shore Equity Fund        $11,409
                      S&P 500 Index                 $11,379

                           --------------------------
                             Lake Shore Equity Fund
                                  Total Return

                           1 Year    Since Inception*
                           -27.97%         4.75%
                           --------------------------

           Past performance is not predictive of future performance.

              *Initial public offering of shares was March 2, 1998.

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000

ASSETS
      Investment securities, at market value (Cost $2,524,723)      $ 2,414,901
      Dividends and interest receivable                                   4,182
      Organization expenses, net (Note 2)                                 8,866
      Receivable from Adviser                                            12,076
      Other assets                                                          158
                                                                    -----------
                 TOTAL ASSETS                                         2,440,183
                                                                    -----------
LIABILITIES
      Payable to Affiliates (Note 4)                                      4,200
      Accrued expenses                                                    6,896
                                                                    -----------
                 TOTAL LIABILITIES                                       11,096
                                                                    -----------

NET ASSETS                                                          $ 2,429,087
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 2,680,886
Accumulated net realized losses from security transactions             (141,977)
Net unrealized depreciation on investments                             (109,822)
                                                                    -----------
NET ASSETS                                                          $ 2,429,087
                                                                    -----------

Shares of beneficial interest outstanding (Unlimited
  number of shares authorized, no par value)                            268,687
                                                                    ===========
Net asset value and redemption price per share (Note 2)             $      9.04
                                                                    ===========
Maximum offering price per share (Note 2)                           $      9.52
                                                                    ===========

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

INVESTMENT INCOME
      Dividends                                                     $    44,417
      Interest                                                           11,952
                                                                    -----------
           TOTAL INVESTMENT INCOME                                       56,369
                                                                    -----------
EXPENSES
      Investment advisory fees (Note 4)                                  37,614
      Accounting services fees (Note 4)                                  24,000
      Transfer agent fees (Note 4)                                       14,400
      Insurance expense                                                  10,875
      Administrative services fees (Note 4)                              12,000
      Audit fees                                                          8,988
      Custodian fees                                                      6,835
      Registration fees                                                   3,306
      Postage and supplies                                                4,095
      Trustees' fees and expenses                                         4,797
      Amortization of organization expenses (Note 2)                      4,433
      Shareholder report costs                                            2,090
      Pricing costs                                                         605
      Distribution expense (Note 4)                                       1,648
                                                                    -----------
           TOTAL EXPENSES                                               135,686
      Fees waived by the Adviser (Note 4)                               (23,596)
                                                                    -----------
           NET EXPENSES                                                 112,090
                                                                    -----------

NET INVESTMENT LOSS                                                     (55,721)
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
      Net realized gains from security transactions                     494,682
      Net change in unrealized appreciation/depreciation
        on investments                                               (1,215,491)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                      (720,809)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $  (776,530)
                                                                    ===========

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the          For the
                                                                              Year             Year
                                                                              Ended            Ended
                                                                           December 31,     December 31,
                                                                               2000             1999
                                                                           ------------     ------------
FROM OPERATIONS
      Net investment loss                                                  $    (55,721)    $    (25,247)
      Net realized gains from security transactions                             494,682           11,761
      Net change in unrealized appreciation/depreciation on investments      (1,215,491)         934,627
                                                                           ------------     ------------
Net increase (decrease) in net assets from operations                          (776,530)         921,141
                                                                           ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
      From net realized gains                                                  (570,722)         (57,345)
                                                                           ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                               1,893,943        1,036,655
      Net asset value of shares issued in
           reinvestment of distributions to shareholders                        513,027           50,241
      Payment for shares redeemed                                            (2,084,378)         (85,703)
                                                                           ------------     ------------
Net increase in net assets from capital share transactions                      322,592        1,001,193
                                                                           ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (1,024,660)       1,864,989

NET ASSETS
      Beginning of year                                                       3,453,747        1,588,758
                                                                           ------------     ------------
      End of year                                                          $  2,429,087     $  3,453,747
                                                                           ============     ============
CAPITAL SHARE ACTIVITY
      Shares sold                                                               122,465           82,679
      Shares issued in reinvestment of distributions to shareholders             56,191            3,528
      Shares redeemed                                                          (133,853)          (6,068)
                                                                           ------------     ------------
      Net increase in shares outstanding                                         44,803           80,139
      Shares outstanding, beginning of year                                     223,884          143,745
                                                                           ------------     ------------
      Shares outstanding, end of year                                           268,687          223,884
                                                                           ============     ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                     For the          For the            For the
                                                       Year             Year              Period
                                                       Ended            Ended             Ended
                                                   December 31,      December 31,      December 31,
                                                       2000              1999            1998 (a)
                                                   ------------      ------------      ------------
Net asset value at beginning of period             $      15.43      $      11.05      $      10.00
                                                   ------------      ------------      ------------

Income (loss) from investment operations:
      Net investment income (loss)                        (0.21)            (0.11)             0.08
      Net realized and unrealized gains
         (losses) on investments                          (3.49)             4.76              1.05
                                                   ------------      ------------      ------------
Total from investment operations                          (3.70)             4.65              1.13
                                                   ------------      ------------      ------------

Less distributions:
      From net investment income                             --                --             (0.08)
      From net realized gains                             (2.69)            (0.27)               --
                                                   ------------      ------------      ------------
Total distributions                                       (2.69)            (0.27)            (0.08)
                                                   ------------      ------------      ------------


Net asset value at end of period                   $       9.04      $      15.43      $      11.05
                                                   ============      ============      ============

Total return (b)                                         (24.18%)           42.26%            11.34%(c)
                                                   ============      ============      ============

Net assets at end of period                        $  2,429,087      $  3,453,747      $  1,588,758
                                                   ============      ============      ============

Ratio of net expenses to average net assets (d)            2.98%             2.32%             1.91%(e)

Ratio of net investment income (loss)
   to average net assets                                  (1.48%)          (1.06)%             0.71%(e)

Portfolio turnover rate                                     145%               64%                4%(e)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b)   Total returns shown exclude the effect of applicable sales loads.

(c)   Not annualized.

(d) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.61%, 4.86% and 14.24%(c) for the periods ended December 31, 2000, 1999 and 1998, respectively (Note 4).

(e)   Annualized.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 2000

                                                                      Market
  Shares                                                               Value
  ------                                                            ------------
              COMMON STOCKS - 94.6%
              TECHNOLOGY - 28.7%
     1,240       Adobe Systems, Inc.                                $     72,152
       980       Corning, Inc.                                            51,756
     1,075       EMC Corp.*                                               71,487
       930       IBM Corp.                                                79,050
       680       Mecury Interactive Corp.*                                61,370
       805       Network Appliance, Inc.*                                 51,709
     1,770       Nortel Networks                                          56,751
     6,448       Oracle Corp.*                                           187,395
       985       Siebel Systems, Inc.*                                    66,734
                                                                    ------------
                                                                         698,404
                                                                    ------------
              UTILITIES - 17.6%
     2,740       Entergy Corp.                                           115,936
     1,601       Exelon Corp.                                            112,406
     2,390       PPL Corp.                                               107,998
     2,095       Reliant Energy, Inc.                                     90,740
                                                                    ------------
                                                                         427,080
                                                                    ------------
              INDUSTRIAL - 12.6%
     1,550       Boeing Co.                                              102,300
     4,070       Burlington Northern Santa Fe                            115,232
     2,590       Tektronix, Inc.                                          87,251
                                                                    ------------
                                                                         304,783
                                                                    ------------
              CONSUMER, CYCLICAL - 11.2%
     3,700       Ford Motor Co.                                           86,719
     1,415       General Motors Corp.                                     72,076
     3,230       Sears, Roebuck & Co.                                    112,242
                                                                    ------------
                                                                         271,037
                                                                    ------------
              ENERGY - 9.7%
     2,770       Baker Hughes, Inc.                                      115,128
     1,355       Coastal Corp.                                           119,664
                                                                    ------------
                                                                         234,792
                                                                    ------------

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2000

                                                                      Market
  Shares                                                               Value
  ------                                                            ------------
              COMMON STOCKS - 94.6%
              FINANCIAL SERVICES - 7.7%
     2,600       Bank One Corp.                                     $     95,225
     1,310       Hartford Financial, Inc.                                 92,519
                                                                    ------------
                                                                         187,744
                                                                    ------------
              CONSUMER, NON-CYCLICAL - 3.9%
     2,250       Alza Corp.*                                              95,625
                                                                    ------------

              CONGLOMERATES - 3.2%
     1,635       General Electric Co.                                     78,378
                                                                    ------------

              TOTAL COMMON STOCKS (Cost $2,407,665)                 $  2,297,843
                                                                    ------------

              MONEY MARKETS - 4.8%
   117,058       Firstar Stellar Treasury Fund (Cost $117,058)      $    117,058
                                                                    ------------

              TOTAL INVESTMENT SECURITIES
                 (Cost $2,524,723) - 99.4%                          $  2,414,901

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                14,186
                                                                    ------------

              NET ASSETS - 100.0%                                   $  2,429,087
                                                                    ============

*    Non-income producing security.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers one series of shares to investors: the Lake Shore Equity Fund (the Fund). The Trust was capitalized on December 23, 1997, when the initial shares of the Fund were purchased at $10.00 per share. The initial public offering of shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Equity Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains, if any, at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 2000, net unrealized depreciation on investments was $109,822 for federal income tax purposes, of which $228,823 related to appreciated securities and $338,645 related to depreciated securities based on a federal income tax cost basis of $2,524,723.

During the period from November 1, 2000 through December 31, 2000, the Fund had net realized losses from security transactions of $141,977, which are treated for federal income tax purposes as arising during the Fund's fiscal year ending December 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the year ended December 31, 2000, the Fund reclassified net investment losses of $55,721 against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $5,051,854 and $5,141,453, respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses for the year ended December 31, 2000, the Adviser waived investment advisory fees of $23,596.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. In addition, the Fund pays certain IFS out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $91 from underwriting commissions on the sale of shares during the year ended December 31, 2000.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund's shares, not to exceed 0.25% of average daily net assets. For the year ended December 31, 2000, the Fund incurred $1,648 of expenses under the Plan.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 22, 2000, the Fund declared and paid a long-term capital gain distribution of $570,722 or $2.6858 per share. In January of 2001, shareholders were provided with the Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 2000.

                                JOSEPH DECOSIMO
                                  AND COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

            AN OHIO REGISTERED PARTNERSHIP HAVING LIMITED LIABILITY
--------------------------------------------------------------------------------
Private Companies            Member AICPA Division          SEC Practice Section
Practice Section                for CPA Firms


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Lake Shore Equity Fund and the Trustees of the Lake Shore Family of Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lake Shore Equity Fund (one of the funds of the Lake Shore Family of Funds) as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2000 and 1999, and the period from March 2, 1998 (date of initial public offering of shares) through December 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lake Shore Equity Fund of the Lake Shore Family of Funds as of December 31, 2000 and the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, and financial highlights for the years ended December 31, 2000 and 1999 and the period from March 2, 1998 through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                        JOSEPH DECOSIMO AND COMPANY, PLL

Cincinnati, Ohio
January 22, 2001